SELIGMAN
                             ----------------
                                   CAPITAL
                                  FUND, INC.


                               [GRAPHIC OMITTED]

                                  ANNUAL REPORT
                                DECEMBER 31, 1999

                                  ------------

                                 SEEKING CAPITAL
                                 APPRECIATION BY
                                  INVESTING IN
                               MID-CAPITALIZATION
                                  GROWTH STOCKS



                            [SELIGMAN LOGO OMITTED]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864

SELIGMAN -- TIMES CHANGE...VALUES ENDURE

J. & W. SELIGMAN & CO. INCORPORATED IS A FIRM WITH A LONG TRADITION OF INVESTMENT EXPERTISE, OFFERING A BROAD ARRAY OF INVESTMENT CHOICES TO HELP TODAY'S INVESTORS SEEK THEIR LONG-TERM FINANCIAL GOALS.


TIMES CHANGE...

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 136 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the first part of the 20th century, as America became an industrial power, the firm helped fund the growing capital needs of the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 -- today, the nation's largest diversified publicly-traded closed-end investment company -- Seligman began shifting its emphasis from investment banking to investment management. Despite the stock market crash and ensuing depression, Seligman was convinced of the importance that investment companies could have in building wealth for individual investors and began managing its first mutual fund in 1930.

In the decades that followed, Seligman has continued to offer forward-looking investment solutions, including equity funds that specialize in small companies, technology, or international securities, and bond funds that focus on high-yield issuers, US government bonds, or municipal securities.


 ...VALUES ENDURE

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm's business decisions and investment judgment. While much has changed over the years, the firm's commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will guide Seligman in the new millennium.


[GRAPHIC OMITTED]

JAMES, JESSE, AND JOSEPH SELIGMAN, 1870

TABLE OF CONTENTS
To the Shareholders .......................................................    1
Interview With Your Portfolio Manager .....................................    2
Performance Overview ......................................................    4
Portfolio Overview ........................................................    6
Portfolio of Investments ..................................................    8
Statement of Assets and Liabilities .......................................   11
Statement of Operations ...................................................   12
Statements of Change in Net Assets ........................................   13
Notes to Financial Statements .............................................   14
Financial Highlights ......................................................   17
Report of Independent Auditors ............................................   19
Federal Tax Status of 1999 Gain Distribution
  for Taxable Accounts ....................................................   20
Board of Directors ........................................................   21
Executive Officers AND For More Information ...............................   22
Glossary of Financial Terms ...............................................   23

TO THE SHAREHOLDERS

The 20th century ended on an extraordinarily optimistic note for the US stock markets, with all major indices -- the Dow Jones Industrial Average, the S&P 500, and the NASDAQ -- at record highs. The broad-based S&P 500 had achieved a fifth consecutive year of greater than 20% returns -- a record-breaking run. Supporting these impressive markets was the US economic expansion -- now the longest in US history. Throughout 1999, unemployment stood at a near 30-year low, inflation remained tame, and consumer confidence soared. In addition, the global economy -- which just over one year ago threatened US growth -- rebounded strongly. In this positive environment, Seligman Capital Fund delivered a total return of 50.71% based on the net asset value of Class A shares.

While 1999 was a positive year for equity investors, it was also a year of sharp contrasts. Despite stellar performances by the popular indices, the market was once again extraordinarily narrow. Just over half of the stocks in the S&P 500 had positive returns. Large-cap growth and technology companies continued to dominate, while value stocks lagged considerably. However, the market did show signs of a broadening trend, which we believe will continue; 1999 was the first year since 1994 that small- and mid-cap stocks delivered returns approaching those of large caps. Further, in response to concerns regarding inflation, the Federal Reserve Board increased the federal funds rate three times, completely reversing its 1998 rate cuts.

There was also a dramatic divergence between stocks and bonds. The bond market had one of its worst years ever, and 30-year US government bond yields increased from 5.08% at the beginning of the year to 6.48% by year-end. Unfazed, the stock market hit several new highs. This sharp divergence cannot continue; our view is that interest rates will stabilize and equity price increases will be more modest.

As we look into the 21st century, we believe there is much to be optimistic about, with several long-term factors that should support equity prices for many years. First are global demographic trends. The fastest growing segment of the population in the US and other developed countries are 45- to 64-year-olds. As this group matures, they are likely to spend less, both of necessity for retirement savings and because, while they are in their peak earning years, consumption needs often decrease. We believe that this will produce a groundswell of savings, which will be a significant support for equity prices in the coming years.

Second, America has been experiencing disinflation since 1982 and nominal interest rates have been in an 18-year secular downtrend. Despite the uptick in rates during 1999, we believe that the long-term trend is one of continued benign inflation and low interest rates, a positive environment for the stock market. Third, the global economy has rebounded strongly since the 1998 financial crisis. We believe that this will continue, allowing investors to benefit from attractive overseas investment opportunities.

Fourth, new technology has allowed the economy to become vastly more productive, and the sector now accounts for approximately 25% of gross domestic product growth and approximately 40% of capital spending. Technology has been, and will continue to be, responsible for substantial changes in business activity, both business-to-business, and business-to-consumer. While J. & W. Seligman & Co. Incorporated is highly enthusiastic about technology, we have taken a conservative approach since we believe that investment behavior in this area has become increasingly speculative. As we seek opportunities in this exciting sector, we will remain committed to finding solid investment value and to considering company fundamentals.

We thank you for your continued confidence in the Seligman Capital Fund and look forward to serving you in a new century. A discussion with your Fund's Portfolio Manager, as well as a performance overview and financial statements, including a portfolio of investments, follows this letter.

By order of the Board of Directors,


/s/ William C. Morris

William C. Morris
Chairman


                                /s/ Brian T. Zino

                                  Brian T. Zino
                                    President

February 11, 2000

INTERVIEW WITH YOUR PORTFOLIO MANAGER,
MARION S. SCHULTHEIS

Q:  HOW DID SELIGMAN CAPITAL FUND PERFORM IN THE LAST 12 MONTHS?

A: Seligman Capital Fund posted a total return of 50.71% based on the net asset value of Class A shares for the 12 months ended December 31, 1999. This was significantly better than the 36.29% total return posted by the Fund's peers, as measured by the Lipper Mid Cap Funds Average, but was slightly behind the 51.29% total return posted by the Russell Midcap Growth Index.

Q:  WHAT ECONOMIC AND MARKET FACTORS INFLUENCED THE FUND'S RESULTS IN 1999?

A: During 1999, growth stocks of all sizes generally delivered strong returns, while value stocks of all sizes generally lagged. A continued strong US economy and improving world economies, combined with low inflation, provided a positive environment for growth stocks. Within the growth-stock universe, technology, driven by increased Internet demand and an explosion in wireless communications, was by far the best performing. The growth stocks in Seligman Capital Fund's portfolio delivered strong performances within this supportive environment.


--------------------------------------------------------------------------------
A TEAM APPROACH

Seligman Capital Fund is managed by the Seligman Global Growth Team, headed by Marion S. Schultheis. Ms. Schultheis is assisted by a team of seasoned research professionals who are responsible for identifying those companies in specific industries that offer the greatest potential for growth, consistent with the Fund's objective.
--------------------------------------------------------------------------------


[PHOTO OMITTED]

GLOBAL GROWTH TEAM: (FROM LEFT) DAVE LEVY, SHEILA GRAYSON (ADMINISTRATIVE ASSISTANT), (SEATED) MARION S. SCHULTHEIS (PORTFOLIO MANAGER); (NOT PICTURED) JACK CHANG, CRAIG CHODASH


Q:  WHAT INDUSTRIES AFFECTED THE FUND'S PERFORMANCE LAST YEAR?

A: The technology industry was the single most positive influence on Fund performance during the fiscal year. Despite the fact that the Fund was underweighted in the sector during the period, the technology stocks that the Fund did hold delivered exceptional returns.

Q:  WHAT WAS YOUR INVESTMENT STRATEGY DURING THE FISCAL YEAR?

A: At the beginning of the Fund's fiscal year, we avoided Internet stocks because of the seemingly excessive valuations for the group as a whole. However, as growth managers, we had to reevaluate our strategy for this industry since, while the stocks are expensive, we believe that the group has the potential to deliver above-average growth rates. We developed a valuation process for this unique industry where revenue growth sometimes exceeds 40%. This process includes analyzing a company's business strategy and evaluating price-to-revenue multiples, rather than price-to-earnings multiples.

    Following this strategy shift, we purchased what we believe are several "best-of-class" Internet companies that focus on the business-to-business applications that allow companies to reduce expenses and increase sales. We believe that such companies, which contribute to increased efficiency in the rest of the econo-

INTERVIEW WITH YOUR PORTFOLIO MANAGER,
MARION S. SCHULTHEIS

    my, will continue to have opportunities for growth for years to come.

    We maintained low exposure to health care because we believed the group had become overvalued following a very strong 1998, and there were uncertainties over pricing pressure due to potential changes in Medicare drug benefits. This underweighting benefited the Fund's overall performance since this sector was a poor performer for the year.

    During the fiscal year, we focused on middle-to-larger capitalized names within the mid-cap arena, with particular emphasis on those with longer-term track records. In general, we are attracted to companies with strong price-to-earnings growth rates looking two years ahead.

Q:  DO YOU PLAN TO MAKE ANY STRATEGY CHANGES DURING THE YEAR 2000?

A: Going forward, we expect to place greater emphasis on technology. In particular, we will look for companies that use information technology to increase sales and data warehousing, and companies that are developing innovative or improved products, especially in telecommunications. Within technology, we anticipate remaining underweighted in hardware stocks and plan to focus on software stocks, particularly those of companies involved in business-to-business e-commerce. We will also be looking for opportunities to gain more exposure to wireless application protocol, which allows Internet access without a personal computer.

    We are concerned about American consumer strength. Following a very strong 1999, with the best holiday season in a decade, we believe that spending must slow along with the rest of the economy. For this reason, we expect to further reduce the Fund's exposure to consumer cyclicals. At the same time, we will look for opportunities to increase the Fund's exposure to health care. We think health care stocks, in general, should rebound due to improved valuations and new PRODUCTS. Generic drug companies, in particular, should benefit from patent expirations and a possible Medicare drug benefit.

Q:  WHAT IS YOUR OUTLOOK?

A: We feel that Seligman Capital Fund is well positioned as we head into the new year. We believe that technology will continue to be a key driver of economic and market strength, and will thus continue to be a high-growth area and a strong market performer. In such a scenario, the Fund's increasing exposure to the industry would be a benefit. We believe that our analysis of the business plans of these companies will allow us to choose the best companies within this industry.

    In addition, it appears that a favorable climate for continued global growth lies ahead, based on several factors, including the advent of the euro, reduced barriers to trade, and Japan's economic progress and financial reforms. Such an environment should benefit mid-cap companies with export-driven revenues. We will seek to gain additional exposure to stocks that are positioned to benefit from the recoveries abroad, particularly in Japan.

PERFORMANCE OVERVIEW

   This chart compares a $10,000 hypothetical investment made in Seligman Capital Fund Class A shares, with and without the initial 4.75% maximum sales charge, and assumes that all distributions within the period are invested in additional shares, for the 10-year period ended December 31, 1999, to a $10,000 investment made in the Lipper Mid Cap Funds Average (Lipper Mid Cap Average) and the Russell Midcap Growth Index for the same period. The performances of Seligman Capital Fund Class B, Class C, and Class D shares are not shown in this chart but are included in the table on page 5. It is important to keep in mind that the Lipper Mid Cap Average and the Russell Midcap Growth Index exclude the effect of fees and/or sales charges.

[LINE CHART OMITTED]

                  With           Without       Lipper Mid Cap    Russell Midcap
Date           Sales Charge    Sales Charge        Average        Growth Index
12/31/89          9523            10000             10000             10000
12/31/90          9655            10138              9502              9487
12/31/91         14933            15681             13761             13949
12/31/92         16660            17494             15306             15163
12/31/93         17460            18334             17537             16860
12/31/94         16227            17040             17344             16495
12/31/95         22283            23399             22708             22099
12/31/96         26013            27316             26884             25963
12/31/97         31808            33401             32464             31813
12/31/98         37890            39788             36338             37499
12/31/99         57106            59966             49525             56732

   The performances of Class B, Class C, and Class D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders.

PERFORMANCE OVERVIEW


INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR PERIODS ENDED DECEMBER 31, 1999

                                                                                            AVERAGE ANNUAL
                                                                        -----------------------------------------------------
                                                           CLASS C                                        CLASS B    CLASS D
                                                            SINCE                                          SINCE      SINCE
                                                  SIX     INCEPTION      ONE       FIVE         10       INCEPTION  INCEPTION
                                                MONTHS*    5/27/99*     YEAR       YEARS       YEARS      4/22/96    5/3/93
                                                -----       -----       -----      -----       -----     ---------  ---------
CLASS A**
With Sales Charge                               32.78%        n/a       43.56%     27.36%      19.03%        n/a        n/a
Without Sales Charge                            39.39         n/a       50.71      28.61       19.62         n/a        n/a

CLASS B**
With CDSC                                       33.81         n/a       44.51        n/a         n/a       24.22%       n/a
Without CDSC                                    38.81         n/a       49.51        n/a         n/a       24.68        n/a

CLASS C**
With Sales Charge and CDSC                      36.54       49.84%        n/a        n/a         n/a         n/a        n/a
Without Sales Charge and CDSC                   38.91       52.33         n/a        n/a         n/a         n/a        n/a

CLASS D**
With 1% CDSC                                    37.91         n/a       48.60        n/a         n/a         n/a        n/a
Without CDSC                                    38.91         n/a       49.60      27.58         n/a         n/a      19.81%

LIPPER MID CAP FUNDS AVERAGE***                 21.47       31.46       36.29      23.35       17.35       19.99      19.51?

RUSSELL MIDCAP GROWTH INDEX***                  32.49       41.74       51.29      28.02       18.95       25.51      22.49?


NET ASSET VALUE                                                              CAPITAL GAIN INFORMATION

                DECEMBER 31, 1999   JUNE 30, 1999   DECEMBER 31, 1998        FOR THE YEAR ENDED DECEMBER 31, 1999
                ------------------ --------------- ------------------
CLASS A              $27.01           $21.69            $20.06               PAID                             $2.772
CLASS B               24.35            19.86             18.44               UNDISTRIBUTED REALIZED            1.727(00)
CLASS C               24.38            19.87               N/A               UNREALIZED                        8.740(000)
CLASS D               24.38            19.87             18.45

  The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.


----------
   * Returns for periods of less than one year are not annualized.
  ** Return figures reflect any change in price per share and assume the investment of capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class A shares reflect the effect of the service fee of up to 0.25% under the Administration, Shareholder Services and Distribution Plan after January 1, 1993, only. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC that is charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.
 *** The Lipper Mid Cap Funds Average and the Russell Midcap Growth Index are unmanaged benchmarks that assume investment of dividends. The Lipper Mid Cap Funds Average and the Russell Midcap Growth Index exclude the effect of fees and/or sales charges. Investors cannot invest directly in an average or an index. The monthly performances are used in the Performance Overview for the Lipper Mid Cap Funds Average.
   + The CDSC is 5% for periods of one year or less, and 3% since inception.
  ++ From May 31, 1999.
 +++ From April 30, 1996.
   0 From April 30, 1993.
  00 Represents net gain realized in November and December 1999, payable in
     2000.
 000 Represents the per share amount of net unrealized appreciation of portfolio securities as of December 31, 1999.

PORTFOLIO OVERVIEW

DIVERSIFICATION OF NET ASSETS
DECEMBER 31, 1999

                                                                    PERCENT
                                                                 OF NET ASSETS
                                                                  DECEMBER 31,
                                                                 -------------
                           ISSUES      COST           VALUE       1999    1998
                            ----   ------------   ------------   -----   -----
COMMON STOCKS:
  Basic Materials .........    3   $ 14,013,781   $ 15,845,812     3.4     2.5
  Capital Goods ...........    6     38,192,432     52,192,863    11.3    11.2
  Communications
    Services ..............    1      1,939,983      3,614,712     0.8     6.1
  Consumer Cyclicals ......   12     46,957,797     70,010,045    15.2    24.3
  Consumer Staples ........    2      9,570,855      9,468,012     2.1    16.2
  Electronic Technology ...   13     40,790,914     75,244,131    16.3     7.2
  Energy ..................    2     10,176,307     11,126,200     2.4     1.4
  Financial Services ......    6     25,752,627     29,408,968     6.4    10.4
  Health Care .............   10     38,244,673     47,892,832    10.4     6.8
  Technology Services .....   15     48,613,255    104,258,977    22.6     8.9
  Transportation ..........    1      6,660,036      7,091,138     1.5     1.7
  Utilities ...............    1      9,145,652     15,921,750     3.4     0.9
                            ----   ------------   ------------   -----   -----
                              72    290,058,312    442,075,440    95.8    97.6
SHORT-TERM HOLDINGS
  AND OTHER ASSETS
  LESS LIABILITIES ........    1     19,382,813     19,382,813     4.2     2.4
                            ----   ------------   ------------   -----   -----
NET ASSETS ................   73   $309,441,125   $461,458,253   100.0   100.0
                            ====   ============   ============   =====   =====


LARGEST INDUSTRIES
DECEMBER 31, 1999

[BAR CHART OMITTED]

                                             Percent of
                                             Net Assets
                                             ----------
TECHNOLOGY SERVICES      $104,258,977          22.6
ELECTRONIC TECHNOLOGY    $ 75,244,131          16.3
CONSUMER CYCLICALS       $ 70,010,045          15.2
CAPITAL GOODS            $ 52,192,863          11.3
HEALTH CARE              $ 47,892,832          10.4

PORTFOLIO OVERVIEW

LARGEST PORTFOLIO CHANGES
DURING PAST SIX MONTHS

                                                                 SHARES
                                                        ------------------------
                                                                        HOLDINGS
ADDITIONS                                               INCREASE        12/31/99
---------                                               --------        --------
Avery Dennison ....................................     122,200          122,200
BMC Software ......................................      92,200           92,200
Cadence Design Systems ............................     527,700          527,700
Ciena .............................................     155,300          155,300
Concord ...........................................     274,400          274,400
Limited ...........................................     220,200          220,200
Quintiles Transnational ...........................     180,300          180,300
Reader's Digest Association .......................     182,300          182,300
Royal Caribbean Cruises ...........................     143,800          143,800
Symbol Technologies ...............................     183,400          209,650


                                                                 SHARES
                                                        ------------------------
                                                                        HOLDINGS
REDUCTIONS                                              INCREASE        12/31/99
---------                                               --------        --------
Apollo Group (Class A) ............................     281,200               --
Applied Power (Class A) ...........................     241,400               --
AT&T--Liberty Media
  Group (Class A) .................................     239,000               --
Comdisco ..........................................     323,900               --
General Instrument ................................     157,000               --
Infinity Broadcasting
  (Class A) .......................................     225,200               --
Molex .............................................     203,900           97,900
Sealed Air ........................................     134,000               --
Snyder Communications .............................     296,000               --
Williams-Sonoma ...................................     160,000           75,000

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities.


LARGEST PORTFOLIO HOLDINGS
DECEMBER 31, 1999


SECURITY                                                                VALUE
--------                                                             -----------
AES ..............................................................   $15,921,750
ISS Group ........................................................    15,107,888
Symbol Technologies ..............................................    13,325,878
Cadence Design Systems ...........................................    12,664,800
Siebel Systems ...................................................    10,170,713
JDS Uniphase .....................................................    10,065,900
Circuit City Stores--Circuit
  City Group .....................................................     9,787,575
Limited ..........................................................     9,537,412
Corning ..........................................................     9,296,394
Broadcom (Class A) ...............................................     8,987,344

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1999

                                                        SHARES          VALUE
                                                        -------       ---------

COMMON STOCKS  95.8%
BASIC MATERIALS  3.4%
MINERALS TECHNOLOGIES
   Marketer of specialty minerals
   and products                                          83,800    $  3,357,237
NUCOR
   Manufacturer of steel joints,
   angles, and rounds                                   141,100       7,734,044
PRAXAIR
   Distributor of atmospheric gases                      94,500       4,754,531
                                                                   ------------
                                                                     15,845,812
                                                                   ------------
CAPITAL GOODS  11.3%
AMERICAN POWER CONVERSION*
   Provider of back-up power supply
   equipment for computers                              273,600       7,207,650
AVERY DENNISON
   International provider of
   office supplies                                      122,200       8,905,325
CINTAS
   Designer and manufacturer
   of corporate uniforms                                149,000       7,910,969
CORNING
   Producer of diversified components
   for the telecommunications and
   television industries                                 72,100       9,296,394
MOLEX
   Worldwide manufacturer of
   electrical products and systems                       97,900       5,546,647
SYMBOL TECHNOLOGIES
   Retailer of bar code scanner
   products                                             209,650      13,325,878
                                                                   ------------
                                                                     52,192,863
                                                                   ------------
COMMUNICATIONS SERVICES  0.8%
CENTURY TEL
   Provider of regional
   telephone services                                    76,300       3,614,712
                                                                   ------------
CONSUMER CYCLICALS  15.2%
BJ'S WHOLESALE CLUB*
   Discount retailer                                    114,000       4,161,000
CIRCUIT CITY STORES--CIRCUIT CITY GROUP
   Retailer of consumer electronics
   and major appliances                                 217,200       9,787,575
DOUBLECLICK*
   Provider of Internet
   advertising solutions for
   marketers and Web publishers                          25,100       6,357,359
FASTENAL
   Industrial and construction
   supplies retailer                                    116,800       5,252,350
FLUOR
   Provider of engineering services
   for diversified industries                           121,800       5,587,575
GENTEX*
   Developer of products that use
   electro-optic technology,
   including automatic-dimming
   rearview mirrors                                     278,500    $  7,763,187
HARLEY-DAVIDSON
   Manufacturer of motorcycles                           98,600       6,316,562
INTERPUBLIC GROUP OF COMPANIES
   Worldwide advertising agency                          60,800       3,507,400
LIMITED
   Clothing retailer                                    220,200       9,537,412
READER'S DIGEST ASSOCIATION
   Publisher of magazines, books,
   music, and home video                                182,300       5,332,275
WILLIAMS-SONOMA*
   Retailer of cooking equipment,
   home furnishings, and garden
   accessories                                           75,000       3,450,000
YOUNG & RUBICAM
   Advertising agency                                    41,800       2,957,350
                                                                   ------------
                                                                     70,010,045
                                                                   ------------
CONSUMER STAPLES  2.1%
CLOROX
   Manufacturer and marketer of
   household consumer products                           88,300       4,448,112
NEWELL RUBBERMAID
   Manufacturer and marketer of
   diversified consumer products                        173,100       5,019,900
                                                                   ------------
                                                                      9,468,012
                                                                   ------------
ELECTRONIC TECHNOLOGY  16.3%
APPLIED MICRO CIRCUITS*
   Designer of silicon products
   for the communications industry                       18,800       2,394,650
BROADCOM (CLASS A)*
   Circuit supplier for the cable
   and telecommunications
   industries                                            33,000       8,987,344
CIENA*
   Provider of multiplexing
   systems for fiber optic
   communication networks                               155,300       8,934,603
FINISAR*
   Provider of fiber optic and
   network performance test
   systems for the data
   communications industry                               57,600       5,155,200
FOUNDRY NETWORKS*
   Developer of networking
   products for Internet service
   providers                                             20,200       6,092,825


----------
See footnotes on page 10.

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1999

                                                        SHARES          VALUE
                                                        -------       ---------
ELECTRONIC TECHNOLOGY (CONTINUED)
GATEWAY*
   Manufacturer and direct
   marketer of personal computers                      58,100 $       4,186,831
JDS UNIPHASE*
   Worldwide provider of fiber optic
   components and modules for
   the cable television and tele-
   communications industries                             62,400      10,065,900
MAXIM INTEGRATED PRODUCTS*
   Manufacturer of analog and
   mixed-signal integrated circuits                      49,300       2,324,803
NETWORK APPLIANCES*
   Designer, manufacturer, and
   marketer of network data
   storage devices                                       23,600       1,959,538
PMC-SIERRA*
   Provider of high-speed
   networking circuits                                   21,100       3,381,934
VERITAS SOFTWARE*
   Developer and marketer of
   back-up storage software for
   computer systems                                      49,900       7,140,378
VITESSE SEMICONDUCTOR*
   Provider of equipment for
   the data communications and
   telecommunications industries                        142,500       7,467,891
XILINX*
   Supplier of field-programmable
   gate arrays                                          157,300       7,152,234
                                                                   ------------
                                                                     75,244,131
                                                                   ------------
ENERGY  2.4%
EOG RESOURCES
   Explorer and producer of oil
   and gas                                              198,500       3,486,156
WEATHERFORD INTERNATIONAL*
   Provider of oil field machinery
   and equipment                                        191,300       7,640,044
                                                                   ------------
                                                                     11,126,200
                                                                   ------------
FINANCIAL SERVICES  6.4%
ACE
   Provider of liability insurance                      256,800       4,285,350
AFLAC
   Provider of supplemental
   insurance at the work site                           130,000       6,134,375
ALLIED CAPITAL
   Provider of financial services                       223,800       4,091,344
CAPITAL ONE FINANCIAL
   Provider of financial services                        79,900       3,850,181
CONCORD*
   Provider of financial services                       274,400       7,057,225
SOUTHTRUST
   Operator of SouthTrust
   Bank N.A                                             105,621    $  3,990,493
                                                                   ------------
                                                                     29,408,968
                                                                   ------------
HEALTH CARE  10.4%
ALZA*
   Developer of pharmaceutical
   products                                             136,700       4,733,238
BIOGEN*
   Developer of genetically
   engineered drugs                                      71,200       6,014,175
BIOMET
   Designer and manufacturer of
   medical supplies and equipment                        64,300       2,569,991
ELAN*
   Developer, manufacturer, and
   marketer of pharmaceutical
   delivery systems                                     254,200       7,498,900
FOREST LABORATORIES*
   Manufacturer of pharma-
   ceutical products                                    114,200       7,016,163
GUIDANT
   Provider of medical
   instruments used for
   cardiovascular treatment                              89,300       4,197,100
IMSHEALTH
   Provider of medical information
   to the pharmaceutical and
   healthcare industries                                 66,700       1,813,406
   PE CORP.-PE BIOSYSTEMS GROUP
   Provides instrument
   systems support, reagents, and
   software for pharmaceutical,
   biotechnology and other
   industries                                            50,600       6,087,812
QUINTILES TRANSNATIONAL*
   Provider of services to the
   biotechology, medical device,
   and pharmaceutical industries                        180,300       3,363,722
WATSON PHARMACEUTICALS*
   Manufacturer of off-patent
   medications                                          128,400       4,598,325
                                                                   ------------
                                                                     47,892,832
                                                                   ------------
TECHNOLOGY SERVICES  22.6%
ARIBA*
   Provider of Internet software                         28,500       5,049,844
BMC SOFTWARE*
   Developer of mainframe
   utility software                                      92,200       7,367,356
CADENCE DESIGN SYSTEMS*
   Manufacturer of electronic
   design automation software                           527,700      12,664,800
COMMERCE ONE*
   Provider of Internet software                         16,800       3,305,925


----------
See footnotes on page 10.

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1999

                                                        SHARES          VALUE
                                                        -------       ---------
TECHNOLOGY SERVICES (CONTINUED)
COMPUWARE*
   Provider of mainframe software
   and consulting services                              223,900    $  8,333,278
CSG SYSTEMS INTERNATIONAL*
   Provider of customer service
   for the media and tele-
   communications industries                             97,500       3,857,344
FISERV*
   Provider of data
   processing services                                   77,300       2,956,725
I2 TECHNOLOGIES*
   Provider of products used to
   assist in the manufacturing and
   scheduling plans of companies                         21,400       4,168,988
ISS GROUP*
   Provider of computer network
   security monitoring, detection,
   and response software                                212,600      15,107,888
NBC INTERNET (CLASS A)*
   Global media company that
   integrates the Internet, broadcast
   and cable television, and radio                       86,000       6,643,500
RATIONAL SOFTWARE*
   Provider of applications
   development and test software                        130,900       6,442,734
SIEBEL SYSTEMS*
   Provider of applications
   software                                             120,900      10,170,713
SOFTWARE.COM*
   Developer of software for
   Internet providers                                    53,600       5,122,150
VERISIGN*
   Provider of computer data
   security                                              26,600       5,082,263
VIGNETTE*
   Provider of Internet software                         49,000       7,985,469
                                                                   ------------
                                                                    104,258,977
                                                                   ------------
TRANSPORTATION  1.5%
ROYAL CARIBBEAN CRUISES
   International cruise operator                        143,800    $  7,091,138
                                                                   ------------
UTILITIES  3.4%
AES*
   Supplier of electricity                              213,000      15,921,750
                                                                   ------------
TOTAL COMMON STOCKS
   (Cost $290,058,312)                                              442,075,440
SHORT-TERM HOLDINGS  4.3%
   (Cost $19,700,000)                                                19,700,000
                                                                   ------------
TOTAL INVESTMENTS  100.1%
   (COST $309,758,312)                                              461,775,440
OTHER ASSETS
  LESS LIABILITIES  (0.1)%                                             (317,187)
                                                                   ------------
NET ASSETS  100.0%
                                                                   $461,458,253
                                                                   ============

----------
* Non-income producing security.
Descriptions of companies have not been audited by Deloitte & Touche LLP. See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999

ASSETS:
Investments, at value:
  Common stocks (cost $290,058,312) ........    $442,075,440
  Short-term holdings (cost $19,700,000) ...      19,700,000       $461,775,440
                                                ------------
Cash ........................................................           493,155
Receivable for securities sold ..............................         6,521,975
Receivable for Capital Stock sold ...........................           934,856
Receivable for interest and dividends .......................           124,612
Investment in, and expenses prepaid to,
  shareholder service agent .................................            71,589
Other .......................................................             4,741
                                                                   ------------
TOTAL ASSETS ................................................       469,926,368
                                                                   ------------
LIABILITIES:
Payable for securities purchased ............................         6,464,266
Payable for Capital Stock repurchased .......................         1,252,426
Accrued expenses and other ..................................           751,423
                                                                   ------------
TOTAL LIABILITIES ...........................................         8,468,115
                                                                   ------------
NET ASSETS ..................................................      $461,458,253
                                                                   ============
COMPOSITION OF NET ASSETS:
Capital Stock, at par ($1 par value;
  500,000,000 shares authorized;
  17,392,989 shares outstanding):
Class A .....................................................       $14,270,632
Class B .....................................................         1,194,855
Class C .....................................................           295,455
Class D .....................................................         1,632,047
Additional paid-in capital ..................................       262,112,221
Accumulated net investment loss .............................          (106,241)
Undistributed net realized gain .............................        30,042,156
Net unrealized appreciation of investments ..................       152,017,128
                                                                   ------------
NET ASSETS ..................................................      $461,458,253
                                                                   ============
NET ASSET VALUE PER SHARE:
CLASS A ($385,378,545 O 14,270,632 shares) ..................            $27.01
                                                                         ======
CLASS B ($29,096,609 O 1,194,855 shares) ....................            $24.35
                                                                         ======
CLASS C ($7,201,730 O 295,455 shares) .......................            $24.38
                                                                         ======
CLASS D ($39,781,369 O 1,632,047 shares) ....................            $24.38
                                                                         ======

----------
See Notes to Financial Statements.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME:
   Dividends ................................     $1,138,775
   Interest .................................      1,019,439
                                                  ----------
TOTAL INVESTMENT INCOME .......................................      $2,158,214

EXPENSES:
Management fee ..............................      1,623,132
Distribution and service fees ...............      1,204,747
Shareholder account services ................        712,777
Registration ................................        113,754
Shareholder reports and communications ......        108,820
Custody and related services ................         88,806
Auditing and legal fees .....................         68,438
Directors' fees and expenses ................         22,836
Miscellaneous ...............................         14,662
                                                                   ------------
TOTAL EXPENSES ................................................       3,957,972
                                                                   ------------
NET INVESTMENT LOSS ...........................................      (1,799,758)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments ............     121,498,199
Net change in unrealized appreciation
  of investments ............................     37,487,124
                                                  ----------
NET GAIN ON INVESTMENTS .......................................     158,985,323
                                                                   ------------
INCREASE IN NET ASSETS FROM OPERATIONS ........................    $157,185,565
                                                                   ============

----------
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS


                                                     YEAR ENDED DECEMBER 31,
                                                 ------------------------------
                                                      1999             1998
                                                 -------------    -------------
OPERATIONS:
Net investment loss ..........................   $  (1,799,758)   $  (1,018,947)
Net realized gain on investments .............     121,498,199       33,498,209
Net change in unrealized
  appreciation of investments ................      37,487,124       26,383,287
                                                 -------------    -------------
INCREASE IN NET ASSETS FROM OPERATIONS .......     157,185,565       58,862,549
                                                 -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gain on investments:
  Class A ....................................     (36,375,675)     (10,025,257)
  Class B ....................................      (2,808,369)        (488,970)
  Class C ....................................        (517,034)              --
  Class D ....................................      (3,925,756)        (936,470)
                                                 -------------    -------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS ....     (43,626,834)     (11,450,697)
                                                 -------------    -------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares ............      28,920,645       17,045,492
Exchanged from associated Funds ..............     424,053,053      337,796,588
Value of shares issued in payment
  of gain distributions ......................      39,215,129       10,441,951
                                                 -------------    -------------
Total ........................................     492,188,827      365,284,031
                                                 -------------    -------------
Cost of shares repurchased ...................     (66,378,922)     (44,259,467)
Exchanged into associated Funds ..............    (418,486,746)    (346,599,115)
                                                 -------------    -------------
Total ........................................    (484,865,668)    (390,858,582)
                                                 -------------    -------------
INCREASE (DECREASE) IN NET ASSETS
  FROM CAPITAL SHARE TRANSACTIONS ............       7,323,159      (25,574,551)
                                                 -------------    -------------


INCREASE IN NET ASSETS .......................     120,881,890       21,837,301

NET ASSETS:
Beginning of year ............................     340,576,363      318,739,062
                                                 -------------    -------------
END OF YEAR (including accumulated
  net investment loss of $106,241
  and $101,130, respectively) ................   $ 461,458,253    $ 340,576,363
                                                 =============    =============

----------
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS


1. MULTIPLE CLASSES OF SHARES -- Seligman Capital Fund, Inc. (the "Fund") offers four classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. The Fund began offering Class C shares on May 27, 1999. Class C shares are sold with an initial sales charge of up to 1% and are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase. The four classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

A. SECURITY VALUATION -- Investments in stocks are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on national exchanges are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

B. FEDERAL TAXES -- There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT
   INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

D. MULTIPLE CLASS ALLOCATIONS -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended December 31, 1999, distribution and service fees were the only class-specific expenses.

E. DISTRIBUTIONS TO SHAREHOLDERS -- The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Fund.

3. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the year ended December 31, 1999, amounted to $573,103,867 and $622,461,899, respectively.

   At December 31, 1999, the cost of investments for federal income tax purposes was $310,460,407, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $155,069,762 and $3,754,729, respectively.

NOTES TO FINANCIAL STATEMENTS


4. SHORT-TERM INVESTMENTS -- At December 31, 1999, the Fund owned short-term investments which matured in less than seven days.

5. CAPITAL SHARE TRANSACTIONS -- The Fund has authorized 500,000,000 shares of $1 par value Capital Stock. Transactions in shares of Capital Stock were as follows:

                                              CLASS A
                     ----------------------------------------------------------
                                      YEAR ENDED DECEMBER 31,
                     ----------------------------------------------------------
                                1999                           1998
                     ---------------------------    ---------------------------
                        SHARES         AMOUNT          SHARES         AMOUNT
                     -----------    ------------    -----------    ------------
Sale of shares           648,005    $ 13,780,619        509,217    $  9,432,693
Exchanged from
  associated Funds    18,244,569     377,466,453     17,652,456     318,464,290
Shares issued in
  payment of gain
  distributions        1,404,287      32,621,486        513,222       9,125,187
                     -----------    ------------    -----------    ------------
Total                 20,296,861     423,868,558     18,674,895     337,022,170
                     -----------    ------------    -----------    ------------
Cost of shares
  repurchased         (2,709,116)    (57,492,741)    (2,097,094)    (38,074,268)
Exchanged into
  associated Funds   (18,191,912)   (376,121,834)   (17,964,860)   (327,416,067)
                     -----------    ------------    -----------    ------------
Total                (20,901,028)   (433,614,575)   (20,061,954)   (365,490,335)
                     -----------    ------------    -----------    ------------
Decrease                (604,167)   $ (9,746,017)    (1,387,059)   $(28,468,165)
                     ===========    ============    ===========    ============


                                              CLASS B
                     ----------------------------------------------------------
                                      YEAR ENDED DECEMBER 31,
                     ----------------------------------------------------------
                                1999                           1998
                     ---------------------------    ---------------------------
                        SHARES         AMOUNT          SHARES         AMOUNT
                     -----------    ------------    -----------    ------------
Sale of shares           273,780    $  5,404,724        253,196    $  4,232,400
Exchanged from
  associated Funds     1,682,235      33,058,593        830,239      13,846,907
Shares issued in
  payment of gain
  distributions          120,691       2,530,887         26,925         440,484
                     -----------    ------------    -----------    ------------
Total                  2,076,706      40,994,204      1,110,360      18,519,791
                     -----------    ------------    -----------    ------------
Cost of shares
  repurchased           (143,649)     (2,781,912)       (66,337)     (1,101,885)
Exchanged into
  associated Funds    (1,542,309)    (30,464,814)      (759,346)    (12,687,007)
                     -----------    ------------    -----------    ------------
Total                 (1,685,958)    (33,246,726)      (825,683)    (13,788,892)
                     -----------    ------------    -----------    ------------
Increase                 390,748    $  7,747,478        284,677    $  4,730,899
                     ===========    ============    ===========    ============

                             CLASS C
                     -----------------------
                         MAY 27, 1999* TO
                        DECEMBER 31, 1999
                     -----------------------
                      SHARES        AMOUNT
                     --------    -----------
Sale of shares        280,002    $ 5,703,121
Exchanged from
  associated Funds      1,938         42,021
Shares issued in
  payment of gain
  distributions        23,962        502,721
                     --------    -----------
Total                 305,902      6,247,863
                     --------    -----------
Cost of shares
  repurchased          (6,589)      (133,481)
Exchanged into
  associated Funds     (3,858)       (79,244)
                     --------    -----------
Total                 (10,447)      (212,725)
                     --------    -----------
Increase              295,455    $ 6,035,138
                     ========    ===========

* Commencement of offering of shares.

                                              CLASS C
                     ----------------------------------------------------------
                                      YEAR ENDED DECEMBER 31,
                     ----------------------------------------------------------
                                1999                           1998
                     ---------------------------    ---------------------------
                        SHARES         AMOUNT          SHARES         AMOUNT
                     -----------    ------------    -----------    ------------
Sale of shares           207,659    $  4,032,181        198,721    $  3,380,399
Exchanged from
  associated Funds       682,324      13,485,986        321,693       5,485,391
Shares issued in
  payment of gain
  distributions          169,688       3,560,035         53,532         876,280
                     -----------    ------------    -----------    ------------
Total                  1,059,671      21,078,202        573,946       9,742,070
                     -----------    ------------    -----------    ------------
Cost of shares
  repurchased           (314,527)     (5,970,788)      (303,184)     (5,083,314)
Exchanged into
  associated Funds      (600,383)    (11,820,854)      (389,223)     (6,496,041)
                     -----------    ------------    -----------    ------------
Total                   (914,910)    (17,791,642)      (692,407)    (11,579,355)
                     -----------    ------------    -----------    ------------
Increase (Decrease)      144,761    $  3,286,560       (118,461)   $ (1,837,285)
                     ===========    ============    ===========    ============

6. MANAGEMENT FEE, DISTRIBUTION SERVICES, AND OTHER TRANSACTIONS -- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to a per annum percentage of the Fund's daily net assets. The management fee rate is calculated on a sliding scale of 0.55% to 0.45%, based on average daily net assets of all the investment companies managed by the Manager. The management fee reflected in the Statement of Operations represents 0.47% per annum of the Fund's average daily net assets.

   Seligman Advisors, Inc. (the "Distributor"), agent for the distribution of the Fund's shares and an affiliate of the Manager, received concessions of $20,410 from sales of Class A shares. Commissions of $153,479 and $50,444 were paid to dealers for sales of Class A and Class C shares, respectively.

   The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended December 31, 1999, fees incurred under the Plan aggregated $734,721 or 0.25% per annum of the average daily net assets of Class A shares.

NOTES TO FINANCIAL STATEMENTS


   Under the Plan, with respect to Class B shares, Class C shares, and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, and Class D shares for which the organizations are responsible; and, for Class C and Class D shares, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

   With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee to a third party (the "Purchaser"), which provides funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

   For the year ended December 31, 1999, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, amounted to $179,166, $15,316 and $275,544, respectively.

   The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A and Class C shares occurring within 18 months of purchase and on redemptions of Class D shares occurring within one year of purchase. For the year ended December 31, 1999, such charges amounted to $10,551.

   The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchaser. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchaser based on the value of Class B shares sold. The aggregate of such payments retained by the Distributor, for the year ended December 31, 1999, amounted to $7,646.

   Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the year ended December 31, 1999, Seligman Services, Inc. received commissions of $5,149 from the sale of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $90,047, pursuant to the Plan.

   Seligman Data Corp., which is owned by the Fund and certain associated investment companies, charged the Fund at cost $698,620 for shareholder account services. The Fund's investment in Seligman Data Corp. is recorded at a cost of $2,199.

   Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

   The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings accrued thereon is included in directors' fees and expenses, and the accumulated balance thereof at December 31, 1999, of $106,241 is included in other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

7. COMMITTED LINE OF CREDIT -- The Fund is a participant in a joint $750 million committed line of credit that is shared by substantially all funds in the Seligman Group of Investment Companies. The Fund's borrowings are limited to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.08% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2000, but is renewable annually with the consent of the participating banks. For the year ended December 31, 1999, the Fund did not borrow from the credit facility.

FINANCIAL HIGHLIGHTS


         The tables below are intended to help you understand each Class's financial performance for the past five years or from its inception if less than five years. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. "Total return" shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your capital gain distributions. Total returns do not reflect any sales charges and are not annualized for periods of less than one year.

                                                                                          CLASS A
                                                          ------------------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                          ------------------------------------------------------------------------
                                                            1999            1998            1997            1996            1995
                                                          --------        --------        --------        --------        --------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF YEAR .....................  $  20.06        $  17.48        $  16.36        $  15.59        $  13.17
                                                          --------        --------        --------        --------        --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ....................................     (0.08)          (0.04)          (0.06)          (0.04)          (0.02)
Net realized and unrealized gain
  on investments .......................................      9.80            3.30            3.61            2.68            4.74
                                                          --------        --------        --------        --------        --------
TOTAL FROM INVESTMENT OPERATIONS .......................      9.72            3.26            3.55            2.64            4.72
                                                          --------        --------        --------        --------        --------
LESS DISTRIBUTIONS:
Distributions from net realized capital gain ...........     (2.77)          (0.68)          (2.43)          (1.87)          (2.30)
                                                          --------        --------        --------        --------        --------
TOTAL DISTRIBUTIONS ....................................     (2.77)          (0.68)          (2.43)          (1.87)          (2.30)
                                                          --------        --------        --------        --------        --------
NET ASSET VALUE, END OF YEAR ...........................  $  27.01        $  20.06        $  17.48        $  16.36        $  15.59
                                                          ========        ========        ========        ========        ========
TOTAL RETURN: ..........................................     50.71%          19.12%          22.28%          16.74%          37.32%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s omitted) .................   $385,379        $298,319        $284,214        $259,514        $215,688
Ratio of expenses to average net assets ................      1.02%           0.99%           1.05%           1.07%           1.09%
Ratio of net income (loss) to average net assets .......    (0.39)%         (0.24)%         (0.29)%         (0.25)%         (0.11)%
Portfolio turnover rate ................................    174.68%         132.18%         104.33%          94.97%         103.60%

--------
See footnotes on page 18.

FINANCIAL HIGHLIGHTS

                                                                                   CLASS B                              CLASS C
                                                           -----------------------------------------------------       ---------
                                                                    YEAR ENDED DECEMBER 31,              4/22/96*       5/27/99*
                                                           --------------------------------------           TO             TO
                                                             1999            1998            1997        12/31/96       12/31/99
                                                           -------         -------         -------       --------       --------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD .................     $ 18.44         $ 16.24         $ 15.47        $ 16.43        $ 18.12
                                                           -------         -------         -------        -------        -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ..................................       (0.22)          (0.17)          (0.18)         (0.10)         (0.11)
Net realized and unrealized gain
  on investments .....................................        8.90            3.05            3.38           1.01           9.14
                                                           -------         -------         -------        -------        -------
TOTAL FROM INVESTMENT OPERATIONS .....................        8.68            2.88            3.20           0.91           9.03
                                                           -------         -------         -------        -------        -------
LESS DISTRIBUTIONS:
Distributions from net realized capital gain .........       (2.77)          (0.68)          (2.43)         (1.87)         (2.77)
                                                           -------         -------         -------        -------        -------
TOTAL DISTRIBUTIONS ..................................       (2.77)          (0.68)          (2.43)         (1.87)         (2.77)
                                                           -------         -------         -------        -------        -------
NET ASSET VALUE, END OF PERIOD .......................     $ 24.35         $ 18.44         $ 16.24        $ 15.47        $ 24.38
                                                           =======         =======         =======        =======        =======

TOTAL RETURN: ........................................       49.51%          18.24%          21.26%          5.33%         52.33%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted) .............      $29,097         $14,824         $ 8,437        $ 4,337        $ 7,202
Ratio of expenses to average net assets ..............        1.77%           1.75%           1.81%          1.89%          1.75%
Ratio of net income (loss) to average net assets .....      (1.14)%         (1.00)%         (1.05)%        (0.99)%        (1.02)%
Portfolio turnover rate ..............................      174.68%         132.18%         104.33%         94.97%        174.68%

                                                                                        CLASS D
                                                         -----------------------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                                         -----------------------------------------------------------------------
                                                           1999            1998            1997            1996            1995
                                                         -------         -------         -------         -------         -------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF YEAR ...................   $ 18.45         $ 16.25         $ 15.47         $ 14.94         $ 12.82
                                                         -------         -------         -------         -------         -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ..................................     (0.22)          (0.17)          (0.18)          (0.16)          (0.14)
Net realized and unrealized gain
  on investments .....................................      8.92            3.05            3.39            2.56            4.56
                                                         -------         -------         -------         -------         -------
TOTAL FROM INVESTMENT OPERATIONS .....................      8.70            2.88            3.21            2.40            4.42
                                                         -------         -------         -------         -------         -------
LESS DISTRIBUTIONS:
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAIN .........     (2.77)          (0.68)          (2.43)          (1.87)          (2.30)
                                                         -------         -------         -------         -------         -------
TOTAL DISTRIBUTIONS ..................................     (2.77)          (0.68)          (2.43)          (1.87)          (2.30)
                                                         -------         -------         -------         -------         -------
NET ASSET VALUE, END OF YEAR .........................   $ 24.38         $ 18.45         $ 16.25         $ 15.47         $ 14.94
                                                         =======         =======         =======         =======         =======

TOTAL RETURN: ........................................     49.60%          18.23%          21.34%          15.84%          35.98%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s omitted) ...............    $39,781         $27,433         $26,088         $19,974         $ 9,137
Ratio of expenses to average net assets ..............      1.77%           1.75%           1.81%           1.83%           2.02%
Ratio of net loss to average net assets ..............    (1.14)%         (1.00)%         (1.05)%         (1.00)%         (1.06)%
Portfolio turnover rate ..............................    174.68%         132.18%         104.33%          94.97%         103.60%


----------
  * Commencement of offering of shares.
  + Annualized.
 ++ For the year ended December 31, 1996.
+++ For the year ended December 31, 1999.

See Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS



THE BOARD OF DIRECTORS AND SHAREHOLDERS,
SELIGMAN CAPITAL FUND, INC.:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Capital Fund, Inc. as of December 31, 1999, the related statements of operations for the year then ended and of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Capital Fund, Inc. as of December 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for all the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP
New York, New York
February 11, 2000

FEDERAL TAX STATUS OF 1999
GAIN DISTRIBUTION FOR TAXABLE ACCOUNTS



On November 23, 1999, a distribution of $2.772 per share, from net long-term gain realized on investments through October 31, 1999, was paid to Class A, B, C, and D shareholders.

The long-term gain distribution is designated a "capital gain dividend" for federal income tax purposes and is taxable to shareholders in 1999 as a long-term gain from the sale of capital assets, no matter how long shares have been owned, or whether the distribution was received in shares or in cash. However, if shares on which a capital gain distribution was received are subsequently sold, and such shares have been held for six months or less, any loss on the sale would be treated as long-term to the extent that it offsets the long-term gain distribution.

If the distribution was received in shares, the per share cost basis for federal income tax purposes is $23.23 for Class A shares, $20.97 for Class B shares, and $20.98 for Class C and for Class D shares.

A 1999 year-end statement of account activity and a 1999 tax package, which may include a Form 1099-DIV, a Form 1099-B, and/or a Cost Basis Statement, have been mailed to each shareholder. Form 1099-DIV shows the distributions paid to the shareholder during the year. Form 1099-B shows the proceeds of any redemptions paid to the shareholder during the year. Cost Basis Statements report all sales or exchanges from a shareholder's account which may have resulted in a capital gain or loss in 1999. The information shown on Forms 1099-DIV and 1099-B is reported to the Internal Revenue Service as required by federal regulations.

BOARD OF DIRECTORS


JOHN R. GALVIN 2, 4
DEAN, Fletcher School of Law and Diplomacy
   at Tufts University
DIRECTOR, Raytheon Company

ALICE S. ILCHMAN 3, 4
TRUSTEE, Committee for Economic Development
CHAIRMAN, The Rockefeller Foundation

FRANK A. MCPHERSON 2, 4
DIRECTOR, Kimberly-Clark Corporation
DIRECTOR, Baptist Medical Center
DIRECTOR, Conoco Inc.

JOHN E. MEROW 2, 4
RETIRED CHAIRMAN AND SENIOR PARTNER,
   Sullivan & Cromwell, Law Firm
DIRECTOR, Commonwealth Industries, Inc.
DIRECTOR, New York Presbyterian Hospital

BETSY S. MICHEL 2, 4
TRUSTEE, The Geraldine R. Dodge Foundation

WILLIAM C. MORRIS 1
CHAIRMAN
CHAIRMAN OF THE BOARD,
   J. & W. Seligman & Co. Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Kerr-McGee Corporation

JAMES C. PITNEY 3, 4
RETIRED PARTNER, Pitney, Hardin, Kipp & Szuch, Law Firm

JAMES Q. RIORDAN 3, 4
DIRECTOR, KeySpan Energy Corporation
TRUSTEE, Committee for Economic Development
DIRECTOR, Public Broadcasting Service

RICHARD R. SCHMALTZ 1
MANAGING DIRECTOR, DIRECTOR OF INVESTMENTS,
   J. & W. Seligman & Co. Incorporated
TRUSTEE EMERITUS, Colby College

ROBERT L. SHAFER 3, 4
RETIRED VICE PRESIDENT, Pfizer Inc.

JAMES N. WHITSON 2, 4
DIRECTOR AND CONSULTANT, Sammons Enterprises, Inc.
DIRECTOR, C-SPAN
DIRECTOR, CommScope, Inc.

BRIAN T. ZINO 1
PRESIDENT
PRESIDENT, J. & W. Seligman & Co. Incorporated
CHAIRMAN, Seligman Data Corp.
DIRECTOR, ICI Mutual Insurance Company
MEMBER OF THE BOARD OF GOVERNORS,
   Investment Company Institute

DIRECTOR EMERITUS
FRED E. BROWN
DIRECTOR AND CONSULTANT,
   J. & W. Seligman & Co. Incorporated

----------
Member:    1 Executive Committee
           2 Audit Committee
           3 Director Nominating Committee
           4 Board Operations Committee

EXECUTIVE OFFICERS



WILLIAM C. MORRIS             MARION S. SCHULTHEIS               THOMAS G. ROSE
CHAIRMAN                      VICE PRESIDENT                     TREASURER

BRIAN T. ZINO                 LAWRENCE P. VOGEL                  FRANK J. NASTA
PRESIDENT                     VICE PRESIDENT                     SECRETARY



FOR MORE INFORMATION


MANAGER
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY  10017

GENERAL COUNSEL
Sullivan & Cromwell

INDEPENDENT AUDITORS
Deloitte & Touche LLP

GENERAL DISTRIBUTOR
Seligman Advisors, Inc.
100 Park Avenue
New York, NY  10017

SHAREHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY  10017

IMPORTANT TELEPHONE NUMBERS
(800) 221-2450 Shareholder Services
(800) 445-1777 Retirement Plan Services
(212) 682-7600 Outside the United States
(800) 622-4597 24-Hour Automated Telephone Access Service

GLOSSARY OF FINANCIAL TERMS


CAPITAL GAIN DISTRIBUTION -- A payment to mutual fund shareholders of profits realized on the sale of securities in a fund's portfolio.

CAPITAL APPRECIATION/DEPRECIATION -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

COMPOUNDING -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

CONTINGENT DEFERRED SALES CHARGE (CDSC) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund. The CDSC expires after a fixed time period.

DIVIDEND -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

DIVIDEND YIELD -- A measurement of a fund's dividend as a percentage of the maximum offering price or net asset value.

EXPENSE RATIO -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

INVESTMENT OBJECTIVE -- The shared investment goal of a fund and its shareholders.

MANAGEMENT FEE -- The amount paid by a mutual fund to its investment advisor(s).

MULTIPLE CLASSES OF SHARES -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

NET ASSET VALUE (NAV) PER SHARE -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

OFFERING PRICE -- The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

PORTFOLIO TURNOVER -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

PROSPECTUS -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund's investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund's financial highlights.

SEC YIELD -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

SECURITIES AND EXCHANGE COMMISSION -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

STATEMENT OF ADDITIONAL INFORMATION -- A document that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

TOTAL RETURN -- A measure of a fund's performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. THE AVERAGE ANNUAL TOTAL RETURN represents the average annual compounded rate of return for the periods presented.

YIELD ON SECURITIES -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.


----------
Adapted from the Investment Company Institute's 1999 MUTUAL FUND FACT BOOK.

       THIS REPORT IS INTENDED ONLY FOR THE INFORMATION OF SHAREHOLDERS OR
       THOSE WHO HAVE RECEIVED THE OFFERING PROSPECTUS COVERING SHARES OF
          CAPITAL STOCK OF SELIGMAN CAPITAL FUND, INC., WHICH CONTAINS
      INFORMATION ABOUT THE SALES CHARGES, MANAGEMENT FEE, AND OTHER COSTS.
     PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING OR SENDING MONEY.


                             SELIGMAN ADVISORS, INC.
                                 AN AFFILIATE OF

                                 [SELIGMAN LOGO]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864
                       100 PARK AVENUE, NEW YORK, NY 10017


EQCA2 12/99                            [RECYCLE LOGO] Printed on Recycled Paper